SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934
                        (Amendment No. )
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                PUTNAM TAX-FREE HEALTH CARE FUND

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                      FOR ALL PROPOSALS

   Click Here To Vote As The Board Of Trustees Recommends

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Voting instruction page if voting as the Board  Recommends


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Please enter your control number:

It is printed to the right of the Internet voting
Instructions above your proxy card.

I VOTE AS THE BOARD RECOMMENDS

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IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
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NOTE:  IF YOU HAVE QUESTIONS ON ANY OF THE PROPOSALS, PLEASE
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This is the page you get if you want to vote on each
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PUTNAM INVESTMENTS       LOGO
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To Vote Separately On Each Proposal -Check The Boxes Below:
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THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF
TRUSTEES AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER PROPOSAL LISTED BELOW:

Proposal 1                        FOR            WITHHOLD
Proposal to elect Trustees        fixing the     authority to vote for all
                                  number of      nominees
                                  Trustees and
                                  electing all the
                                  nominees
                                 (EXCEPT AS MARKED TO
                                 THE CONTRARY  BELOW)

                         The nominees for Trustees are:

                         01   J.A. Baxter
                         02   H.H. Estin
                         03   J.A. Hill
                         04   R.J. Jackson
                         05   P.L. Joskow
                         06   E. T. Kennan
                         07   L.J. Lasser
                         08   J. H. Mullin, III
                         09   R.E. Patterson
                         10   W. F. Pounds
                         11   G. Putnam
                         12   G. Putnam, III
                         13   A.J.C. Smith
                         14   W. T. Stephens
                         15 W. N. Thorndike

                         To withhold authority to vote for
                         one or more of the nominees, place a check in the box next to each nominee(s) name.


Proposal 2

Proposal to ratify the selection of
PricewaterhouseCoopers LLP as the
independent auditors of your fund.           FOR     AGAINST     ABSTAIN

Do You Have Any Comments or Has Your Address Changed?
Please Type Your Comments or New Address In The Box Below
(150 characters).

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mail address here.

Please enter your control number:

It is printed to the right of the Internet voting instructions above your proxy card.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
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MEETING, OR AT ANY ADJOURNMENTS THEREOF.

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NOTE:  IF YOU HAVE QUESTIONS ON ANY OF THE PROPOSALS, PLEASE
CALL 1-800-225-1581.

Page that comes up after you submit your voting
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1.   ELECTION OF TRUSTEES:
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COMMENTS OR NEW ADDRESS:

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Thank you for using the Putnam Tax-Free Health Care Fund
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          of  (date and time listed) (Eastern) as follows:

Your Registration Number:

1.   Election of Trustees:

You Voted:  (Vote listed here)

2.   Selection of Auditors:

You Voted:  (Vote listed here)

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